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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ----------------------

                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported): March 3, 1997 (February 3,
 1997)


                            JDN REALTY CORPORATION
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            (Exact name of registrant as specified in its charter)


          Maryland                      1-12844                  58-1468053
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(State or other jurisdiction    (Commission file number)       (IRS Employer
of incorporation)                                            Identification No.)


3340 Peachtree Road, N.E., Suite 1530, Atlanta, Georgia           30326
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       (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (404) 262-3252
                                                    --------------

                                Not Applicable
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        (Former name of former address, if changed since last report)


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ITEM 5.         OTHER EVENTS

                On February 3, 1997, JDN Realty Corporation (the "Registrant") made available additional operational information concerning the Registrant and the properties owned or managed by it as of December 31, 1996 and for the three months and year then ended, in the form of a supplemental information package, a current copy of which is included as an exhibit to this filing. The supplemental information package is available upon request as specified therein.

                On February 27, 1997, the Registrant's Board of Directors declared a cash dividend for the quarter ending March 31, 1997. A copy of the related press release is included as an exhibit to this filing.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

                Financial Statements:

                        NONE

                Exhibits:



                Exhibit No.              Description
                ----------               -----------

                   99.1             Supplemental Information
                                    as of December 31, 1996
                                    and for the Three Months
                                    and Year Then Ended

                   99.2             Press Release: JDN Realty
                                    Corporation Declares
                                    Quarterly Cash Dividend



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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        JDN REALTY CORPORATION


                                        BY: /s/ William J. Kerley
                                           ---------------------------------
                                           William J. Kerley
                                           Chief Financial Officer



Date: March 3, 1997
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                              INDEX TO EXHIBITS


                 Exhibit No.             Description
                 -----------             -----------

                    99.1                 Supplemental Information
                                         as of December 31, 1996
                                         and for the Three Months
                                         and Year Then Ended

                    99.2                 Press Release:  JDN Realty
                                         Corporation Declares
                                         Quarterly Cash Dividend